EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 (the “Report”) by Kiwa Bio-Tech Products Group Corporation (the “Registrant”), Wei Li and Lianjun Luo hereby certify that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 6, 2008

By:  /s/ Wei Li
Name: Wei Li
Title: Chief Executive Officer

By:  /s/ Lianjun Luo
Name: Lianjun Luo
Title: Chief Financial Officer